Exhibit 10.1

                           STOCK OPTION INCENTIVE PLAN

                               LAMCOR INCORPORATED


         1.       Purpose

         The purpose of this Plan is to further the growth and general prosperity of Lamcor Incorporated, the Company, by enabling the key employees and Directors of the Company, who have been or will be given responsibility for the affairs of the Company, to acquire shares of its common stock under the terms and conditions and in the manner set forth by this Plan, increasing their personal involvement in the Company and to enable the Company to obtain and retain the services of those employees and Directors.

         2.       Administration

         This Plan shall be administered by the Chairman of the Board of Directors (CB) of the Company, subject to such orders and resolutions not inconsistent with the provisions of the Plan, the resolutions will from time to time be issued or adopted by the Board of Directors. The CB shall have full power and authority to interpret the Plan, although each participant and the options awarded in the Plan shall be approved by the Board of Directors.

         Each option granted will be evidenced by a written agreement (Stock Option Agreement) and a document containing the terms and conditions of the Plan.

         3.       Eligibility and Participation

         Employees and Directors eligible to receive options under the Plan shall be key personnel including officers and members of the Board of Directors. The CB shall allot to such participants options to purchase shares in such amount as the Board of Directors shall from time to time determine: provided, however, that no employee shall be allotted an option for any greater number of shares than would result in him owning directly or indirectly more than 10% of the total combined voting power or value of the stock of the Company or any of its subsidiaries unless the option price is at least the market value of the stock on the date of the grant, and the option is by its terms not exercisable after six years from the date of grant.

         4.       Shares Subject to Plan

         Subject to adjustments provided in section 5, an aggregate of up to 700,000 of the authorized and unissued shares of the common stock of the Company shall be subject to the Plan as of the date the Plan is adopted. The number and kind of shares shall be appropriately adjusted in the event of stock splits, reverse stock splits or stock dividends paid or declared with respect to the stock. If prior to the termination of the Plan, shares issued shall have been repurchased by the Company pursuant to the Plan, such repurchased shares shall again become available for issuance under the Plan.

         Any shares which, after the effective date of the Plan shall become subject to valid outstanding options under the Plan may, to the extent of the release of any such shares from option by termination or expiration of option without valid exercise be made subject to additional options under the Plan.

         5.       Adjustments Upon Changes in Capitalization

         In the event of a merger, consolidation, reorganization, stock dividend, stock split, or any other change in corporate structure or capitalization affecting the Company's common shares, appropriate adjustment shall be made in the maximum number of shares available under the Plan or to any one individual and in the number, kind, option, price, etc. of shares subject to options granted under the Plan.

         6.       Terms and Conditions of Options

         The CB as approved by the Board of Directors shall have power subject to the limitations contained in the Plan, to prescribe any terms and conditions in respect to the granting or exercise of any option under the Plan and in particular shall prescribe the following terms and conditions:

         (a) Each option shall state the number of shares to which it pertains.

         (b) Each option shall be granted within ten years of the date the Plan is adopted.

         (c) Each is exercisable only within six years of the date of the grant.

         (d) The purchase price shall be the fair market value of the shares at such time as the option is granted and shall not be less than the par value of the shares sold.

         (e) An option shall be exercisable with respect to the shares included on the date after the date of the grant of the option. An option may be exercised at any time thereafter subject to the provision of 6(f) of the Plan within a period determined by the date of the grant of up to 6 years from the date of the grant of the options with respect to all or part of the shares covered by the option. An option may not be exercised for fractional shares of stock. Unless with approval of the Board of Directors.

         In the event the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, reorganization, liquidation or otherwise, an option shall become immediately exercisable with respect to the full number of shares. The shares are subject to option during the period commencing the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement terminates.

         (f) No option shall be exercisable by any employee or Director while there is outstanding any other stock option issued under the Plan by the Company, which was granted at a prior time, to the employee or Director.

         (g) An option shall be exercised when written notice of such exercise has been given to the Company at its principle business office by the person entitled to exercise the option and full payment for the shares has been received by the Company. Until the stock certificates are issued, no right to vote, receive dividends, or any other rights as a shareholder shall exist with respect to optioned shares notwithstanding the exercise of the option.

         (h) An option may be exercised by the optionee only while he is, and has continually been, since the date of the grant of the option, an employee or Director of the Company or within three months following termination of employment (for reasons other than death or disability).

         If the continuous employment of an optionee terminates by reason of his death such option of the deceased employee as he would be entitled to exercise as of the date of death may be exercised within one year following the date of death, but no later than six years after the date of grant of the option by the person to whom his rights under such option shall have passed by will or by the laws of descent and distribution.

         If the continuous employment of an optionee terminates by reason of disability, such option as the disabled employee would be entitled to exercise as of the date of termination of employment must be exercised within one year following the date of termination, but in no event more than six years after the date of grant of the option.

         7.       Options not Transferable

         Options under the Plan may not be sold, pledged, assigned or transferred in any manner other than as provided in paragraph 6 and may be exercised during the lifetime of an optionee only by the optionee.

         8.       Amendment or Termination of the Plan

         The Board of Directors may amend the Plan from time to time as they may deem advisable. The Board of Directors may at any time terminate the Plan provided that any termination of the Plan shall not affect options already granted. The options shall remain in full force and effect as if the Plan had not been terminated.

         9.       Agreement and Representation of Employee

         As a condition to the exercise of any option or portion, the Company may require the person exercising the option to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute the shares if in the opinion of counsel for the Company such representation is required under the Securities Act of 1933, or any other applicable law, regulation or rule of any governmental agency.

         In the event legal counsel to the Company renders an opinion to the Company that shares for options exercised pursuant to this Plan cannot be issued to the optionee because such act would violate the applicable Federal or State securities law, then and in that event, the optionee agrees that the Company shall not be required to issue the shares to the optionee tendered to the Company upon exercise of the option.

         10.      Effectiveness and Termination of the Plan

         The Plan shall become effective upon adoption by the Board of Directors and shall be subject to approval of the stockholders of Lamcor incorporated within 12 months of adoption. The Plan shall terminate on the earliest of:

         (a) the date when all the common shares available under the Plan shall have been acquired through exercising the options granted under the Plan,

         (b)      ten years after the date of adoption of the Plan by the Board,

         (c)      such other date as the Board may determine.

         11.      Form of Option

         Options may be issued by the execution of the Control Products, Inc. form entitled "Stock Option Agreement."

                               Lamcor Incorporated

                             STOCK OPTION AGREEMENT

Lamcor Incorporated hereby grants to_______________________________________ an option to purchase_______________ an option to purchase__________________shares of its common stock, at $________ per share in accordance with and subject to all the terms of the Lamcor Incorporated 1991 Stock Option Incentive Plan adopted by the resolution of the Board of Directors on______________, 1991. The Plan, of which the Optionee has received a copy, and the resolutions of adoption are made a part hereof by reference.

         In accepting this option, the Optionee agrees to be bound by all the terms of the Plan.

Dated

                       Lamcor Incorporated


                       by________________________________
                       Board Chairman

Accepted

_________________________________________
Optionee

                           STOCK OPTION INCENTIVE PLAN

                                  LAMCOR, INC.


1.       Purpose

         The purpose of this Plan is to further the growth and general prosperity of Lamcor, Inc., the Company, by enabling the employees and Directors of the Company, who have been or will be given responsibility of the affairs of the Company, to acquire shares of its common stock tinder the terms and conditions and in the manner set forth by this Plan, increasing their personal involvement in the Company and to enable the Company to obtain and retain the services of those employees and Directors.

2.       Administration

         This Plan shall be administered by the Chief Financial Officer (CEO) of the Company, subject to such orders and resolutions not inconsistent with the provisions of the Plan, the resolutions will from time to time be issued or adopted by the Board of Directors. The CEO shall have full power and authority to interpret the Plan, although each participant and the options awarded in the Plan shall be approved by the Board of Directors.

         Each option granted will be evidenced by a written agreement (Stock Option Agreement) and a document containing the terms and conditions of the Plan.

3.       Eligibility and Participation

         Employees and Directors eligible to receive options under the Plan shall be those key personnel including officers and members of the Board of Directors. The CEO shall allot to such participants options to purchase shares in such amount as the Board of Directors shall from time to time determine: provided, however, that no employee shall be allotted an option for any greater number of shares than would result in him owning directly or indirectly more than 10% of the total combined voting power or value of the stock of the Company or any of its subsidiaries unless the option price is at least 85% of the market value of the stock on the date of the grant, and the option is by its terms not exercisable after six years from the date of grant.

4.       Shares Subject to Plan

         Subject to adjustment as provided in section 5, an aggregate of up to 35% of the issued and outstanding shares of the common stock of the Company shall be subject to the Plan as of the date the Plan is adopted. Such number and kind of shares shall be appropriately adjusted in the event of stock splits, reverse stock splits or stock dividends paid or declared with respect to such stock. If prior to the termination of the Plan, shares issued shall have been repurchased by the Company pursuant to the Plan, such repurchased shares shall again become available for issuance under the Plan.

         Any shares which, after the effective date of the Plan, shall become subject to valid outstanding options under the Plan may, to the extent of the release of any such shares from option by termination or expiration of option without valid exercise be made subject to additional options under the Plan.

5.       Adjustments Upon Changes in Capitalization

         In the event of a merger, consolidation, reorganization, stock dividend, stock split, or any other change in corporate structure or capitalization affecting the Company's common shares, appropriate adjustment shall in the maximum number of shares available under the Plan or to any one individual and in the number, kind, option, price, etc. of shares subject to options granted under the Plan.

6.       Terms and Conditions of Options

         The CEO as approved by the Board of Directors shall have power subject to the limitations contained in the Plan, to prescribe any terms and conditions in respect to the granting or exercise of any option under the Plan and in particular shall prescribe the following terms and conditions:

         (a) Each option shall state the number of shares to which it pertains.

         (b) Each option shall be granted within ten years of the date the Plan is adopted.

         (c) Each is exercisable only within six years of the date of the grant.

         (d) The purchase price shall be 85% of the fair market value of the shares at such time as the option is granted and shall not be less than the par value of the shares sold.

         (e) An option shall be exercisable with respect to the shares included on the date after the date of the grant of the option. An option may be exercised at any time thereafter subject to the provision of 6(f) of the Plan within a period determined by the date of the grant of up to 6 years from the date of the grant of the options with respect to all or part of the shares covered by the option. An option may not be exercised for fractional shares of stock.

         In the event the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, reorganization, liquidation or otherwise, an option shall become immediately exercisable with respect to the full number of shares. The shares are subject to option during the period commencing the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement terminates.

         f) No option shall be exercisable by any employee or Director while there is outstanding any other stock option issued under the Plan by the Company, which was granted at a prior time, to the employee or Director.

         g) An option shall be exercised when written notice of such exercise has been given to the Company at its principle business office by the person entitled to exercise the option and full payment for the shares has been received by the Company. Until the stock certificates are issued, no right to vote, receive dividends, or any other rights as a shareholder shall exist with respect to optioned shares notwithstanding the exercise of the option.

         h) An option may be exercised by the optionee only while he is, and has continually been, since the date of the grant of the option, an employee or Director of the Company or within three months following termination of employment (for reasons other than death or disability).

         If the continuous employment of an optionee terminates by reason of his death such option of the deceased employee as he would be entitled to exercise as of the date of death may be exercised within one year following the date of death, but no later than six years after the date of grant of the option by the person to whom his rights under such option shall have passed by will or by the laws of descent and distribution.

         If the continuous employment of an optionee terminates by reason of disability, such option as the disabled employee would be entitled to exercise as of the date of termination of employment must be exercised within one year following the date of termination, but in no event more than six years after the date of grant of the option.

         7.       Options not Transferable

         Options under the Plan may not be sold, pledged, assigned or transferred in any manner other than as provided in paragraph 6 and may be exercised during the lifetime of an optionee only by the optionee.

         8.       Amendment or Termination of the Plan

         The Board of Directors may amend the Plan from time to time as they may deem advisable. The Board of Directors may at any time terminate the Plan provided that any such termination of the Plan shall not affect options already granted. The options shall remain in full force and effect as if the Plan had not been terminated.

         9.       Agreement and Representation of Employee

         As a condition to the exercise of any option or portion, the Company may require the person exercising the option to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute the shares if in the opinion of counsel for the Company such representation is required under the Securities Act of 1933, or any other applicable law, regulation or rule of any governmental agency.

         In the event legal counsel to the Company renders an opinion to the Company that shares for options exercised pursuant to this Plan cannot be issued to the optionee because such act would violate the applicable Federal or State securities law, then and in that event, the optionee agrees that the Company shall not be required to issue the shares to the optionee tendered to the Company upon exercise of the option.

         10.      Effectiveness and Termination of the Plan

         The Plan shall become effective upon adoption by the Board of Directors and shall be subject to approval of the stockholders of Lamcor, Inc., within 12 months of adoption. The Plan shall terminate on the earliest of:

         (a) the date when all the common shares available under the Plan shall have been acquired through exercising the options granted under the Plan,

         (b) six years after the date of adoption of the Plan by the Board,

         (c) such other date as the Board may determine.

11.      Form of Option

         Options may be issued by the execution of the Lamcor, Inc. form entitled " Stock Option Agreement."